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                                                                 EXHIBIT 10.61


                            CONTRATTO DI LOCAZIONE

                                      TRA

         MAGNETEK Villamosberendezest Gyarto es Kereskedelmi Korlatolt Felelossegu Tarsasag con sede legeale in Ungheria, 2013 Pomaz, Cehmester u. 3., rappresentata dai Sig.ri Roberto Pecchioli e Mauro Cini (qi di seguito indicata come conduttrice)

                                       E

         UNILUX INGATLAN KFT., societa con sede legale in Ungheria, 2013 Pomaz, Cehmester u. 3., rappresentata dal Signor Ferdinando Attramini (qui di seguito indicata come locatrice).

                                 PREMESSO CHE

         a) la locatrice e proprietaria di un immobile piu sotto dettagliatamente descritto, sito in 2013 Pomaz, Cehmester u. 2., in Ungheria;

         b) la locatrice e nella piena proprieta e libera disponibilita del summenzionato immobile, il quale e libero da qualsiasi onere, vincolo, gravame preguidizievole o diritto di terzi che possa in alcun modo ostacolare il godimento dell'immobile stesso ed e stato construito nel rispetto dei diritti di terzi, delle norme edilizie ed urbanistiche applicabili, nonche in conformita alle necessarie autorizzazioni amministrative;

         c) la conduttrice esercitera in loco un'attivita industriale ed immagazzinaggio; cio premesso e ritenuto come parte integrante del presente accordo,

                           SI CONVIENE QUANTO SEGUE

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1.      OGGETTO

1.1 La locatrice si impegna a concedere in locazione alla conducttrice secondo i termini e le condizioni qui di seguito stabilite, immobile cosi descritto: -mq. 800 di magazzino industriale nello stato in cui si trova: il tutto sito in Ungheria, 2013 Pomaz, Cehmester u. 2. ed insistente sull'area di proprieta della locatrice.

1.2 La conduttrice si impegna a condurre in locazione l'immobile descritto al punto 1.1 che precede, secondo i termini e le condizioni qui di seguito stabilite.

2.     CANONE E GARANZIE

2.1     Il canone d'affitto e stabilito sin d'ora in complessive Lire
32.000.000 + Afa (trentaduemilioni+Afa) per anno.

2.2 Suddetto canone dovra essere corrisposto al domicilio della locatrice in quattro rate anticipate di uguale importo, a scadere rispettivamente ';1 luglio, l'1 ottobre, l'1 gennaio e l'1 aprile, in fiorini ungheresi corrispondenti al cambio alla data di scadenza di ciascuna rata.

2.3 Il canone potra essere aggiornato ogni anno su richiesta del locatore, in misura pari al 75% dell'indice ISTAT relativo al potere d'acquisto della lira italiana rispetto ai prezzi al consumo per le famiglie di operai ed impiegati.

2.4 Nel caso in cui il conduttore, entro 8 giorni dalla scadenza della rata, non adempia all'obbligo di pagamento del canone, sulle somme non corrisposte decorreranno interessi di mora, che per legge sono fissati al doppio degli interessi applicati dalla MNB.

2.5 Alla firma del presente contratto di locazione, la conduttrice versera alla locatrice a titolo di cauzione la somma di Lire 64.000.000 + Afa (sessantaquattromilioni+Afa) pari a due anni del canone di locazione, al cambio della di sottoscrizione del presente contratto. La locatrice si impegna sin d'ora a restituire questa cauzione deducendo da ogni rata del canone di locazione, per la durata del contratto, la somma di Lire 1.600.000 + Afa (unmilioneseicentomila+Afa). La

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locatrice si impegna sin d'ora a corrispondere sulla somma trattenuta a titolo di cauzione interesse a scalare pari al tasso di sconto ufficiale praticato dalla Banca d'Italia + 2%.

3.     DURATA

3.1 La durata del contratto di locazione sara di anni 10 a decorrere da 01.11.1998.

3.2 Il contratto sara rinnovabile per ulteriori periodi di anni 10, salvo disdetta comunicata da una parte all'altra con lettera raccomandata a.r. da spedirsi almeno 12 mesi prima della scadenza del contratto.

4.      ULTERIORI PATTUIZIONI

4.1 E inteso che la conduttrice avra la facolta, in qualsiasi momento, di sublocare a terzi, in tutto od in parte, l'immobile locato.

4.2 Per quanto sara necessario la locatrice si impegna, a dare tutte le autorizzazioni per gli allacciamenti diretti alle utenze pubbliche (energia elettrica, gas ed acqua), che la conduttrice si impegna a richiedere nel piu breve tempo possibile, a far eseguire tutti i lavori per gli allacciamenti alle utenze che la conduttrice riterra necessari alla propria attivita.
Resta inteso che le spese per quanto sopra saranno a carico della conduttrice.

4.3 Con la firma del presente contratto la conduttrice, dopo l'ottenimento delle regolari autorizzazioni, e autorizzata a far eseguire, a proprie spese, i lavori per la recinzione dell'area di pertinenza dell'immobile affittato al fine di essere totalmente indipendente accedendo all'immobile stesso direttamente dalla strada comunale, resta inteso che la locatrice dovra essere informata al fine di concordance la modalita e la tipologia.

4.4 Resta a carico della locatrice la manutenzione straordinaria dell'immobile locato, mentre la manutenzione ordinaria e a carico della conduttrice.

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4.5     La locatrice dichiara sin d'ora che l'immobile oggetto del contratto
e assicurato contro danni per responsabilita civile in forza della polizza di assicurazione qui allegata sub All. 2, che si impegna a mantenere in essere a proprie spese per tutta la durata del rapporto di locazione, parimenti la conduttrice si impegna a stipulare una polizza di assicurazione contro i danni che potrebbero essere causati agli immobli dalla propria attivita.

4.6 Resteranno a carico della conduttrice le spese relative a acqua, gas, energia elettrica, pulizia e vigilanza dell'immobile.

4.7 I presente contratto e redatto in dupplice originale in Italiano ed in Ungherhese.

4.8     Il presente contratto e regolata dalla legge ungherese.

5.      RISCHI AMBIENTALI

5.1 La locatrice dichiara che nell'immobile oggetto del presente contratto sono state sin ora svolte esclusivamente attivita di immagazzinaggio.

5.2 La conduttrice dichiara di svolgere attivita a basso impatto ambientale.

5.3 La locatrice si impegna a tenere manlevata ed indenne la conduttrice per ogni intervento di bonifica le fosse richiesto per inquinamenti pregressi, siano essi imputabili all'attuale proprietario dell'immobile od a soggetti terzi.

6.      PROPRIETA DELL'IMMOBILE LOCATO

La Uniluz Ingatla Kft. da atto del fatto che innanzi alla corte di Pest Megyei Birosag e pendente in contradditorio con la Unilux Uvegipari Kft. un procedimento avente per oggetto l'accertamento del diritto di proprieta delle aree su cui insistono vari immobili di cui quattro oltre a quello oggetto del presente contratto sono attualmente concessi in affitto alaa Magnetek Kft.

In attesa della definizione di tale contraversia, la Unilux Uvegipari Kft. sottoscrive il presente accordo impegnandosi nel caso in cui le venga attribuita la proprieta degli immobili di cui sopra:

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       (i)   a convertire tutti i contratti di locazione stipulati tra la
             Unilux Ingatlan Kft. e la Magnetek Kft. con contratti di locazione aventi per oggetto gli immobili in questione, ai medesimi termini e condizioni - nessuno esclusio -

(ii) a consentire alla Magnetek Kft. di compensare i propri crediti nei confronti della Unilux Ingatlan Kft. a qualunque titolo maturati - ivi incluso il credito per la restituzione delle somme di cui agli art. 2.5 e 2.6 che precedono - con gli importi doviti dalla Magnetek Kft. a titolo di canone di locazione sugli eventuali contratti di locazione degli immobili di cui sopra, fino a totale estinzione dei crediti della Magnetek Kft.

7.     SPESE

Tutte le spese del presente contratto sono a carico delle parti nella proporzione del 50%.

Pomaz 01.11.1998

MAGNETEK KFT.                                   UNILUX INGATLAN KFT.


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                                                UNILUX UVEGIPARI KFT.


                                                ------------------------------

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                              SCRITTURA PRIVATA

Tra:

MAGNETEK Villamosberendezest Gyarto es Kereskedelmi Korlatolt Felelossegu Tarsasag, con sede in Ungheria, 2013 Pomaz, Cehmester u. 3., rappresentata dai sigg.ri Mauro Cni e Roberto Pecchioli, qui di seguito come Magnetek Kft.,

e

UNILUX Ingatlan Kft. societa con sede in Ungheria, 2013 Pomaz, Cehmester u. 3., rapprasentata dal sig. Ferdinando Attramini,

                                 PREMESSO CHE

- in data 01.11.1998 e stato sottoscritto dalle parti il contratto di locazione di cui all'allegato sub. 1.

- che questo contratto e stato redatto in duplice originale, in Italiano ed in Ungherese.

                              TUTTO CIO PREMESSO

Le parti concordano che, in caso di difformita tra i due originali, il testo redatto in lingua Italiana sara prevalente.

Addi 01.11.1998

L.C.S.

MAGNETEK KFT.                                   UNILUX INGATLAN KFT.


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                         VERBALE DI CONSEGNA IMMOBILI

Sono presenti

per la UNILUX Ingatlan Kft. il sig. Attramini Ferdinando

per la Magnetek Kft. il sig. Poli Leonardo

che dopo aver verificato fanno le seguenti dichiarazioni:

1) il capannone sito sull'area num. catastale 2988/2 e da ritenersi consegnato secondo gli accordi

2) il capannone attigua a quelli attualmente in uso dalla Magnetek Kft. e pronto per lesecuzione degli impianti da parte della conduttrice, manca la posa dei vetri e l'installazione dei portoni ad apertura elettrica, che saranno ultimati entrambe entro il 22/11/98 e la fornitura dei termoventilatori che sara effettuata entro il 23/11/1998

3)   la construzione della pensilina e in corso e verra ultimata entro il. . . .


Pomaz, 13.11.1998.

Magnetek Kft.                                   Unilux Ingatlan Kft.


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